SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934


               DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):

                                OCTOBER 19, 2009



                              ENTECH  SOLAR, INC.

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               (Exact Name of Registrant as specified in charter)


  Delaware                           0-16936                       33-0123045

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(State or other jurisdiction       (Commission                  (IRS Employer

   of incorporation)                 File Number)            Identification No.)



   13301 Park Vista Boulevard, Suite 100, Fort Worth, Texas         76177

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      (Address of principal executive offices)                   (Zip Code)



      Registrant's telephone number, including area code:   609/ 818-0700



        (Former name or former address, if changed since last report.)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


(__)  Written communications pursuant to Rule 425 under the Securities Act (17

      CFR 230.425)

(__)  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR

      240.14a-12)

(__)  Pre-commencement communications pursuant to Rule 14d-2(b) under the

      Exchange Act (17 CFR 240.14d-2(b))

(__)  Pre-commencement communications pursuant to Rule 13e-4(c) under the

      Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01     OTHER EVENTS


     On October 19, 2009, Entech Solar, Inc., (the "COMPANY"), issued a press release announcing an update on its ThermaVolt II, tubular skylight and

SolarVolt II products.  A copy of the press release is furnished as Exhibit

99.1 to this report.


ITEM 9.01 - FINANCIAL STATEMENTS AND EXHIBITS.


(d)     Exhibits


99.1     Press Release dated October 19, 2009.


 ______________________________________________________________________________

                                SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



ENTECH SOLAR, INC.



By:  /s/ Sandra J. Martin

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     Sandra J. Martin

     Chief Financial Officer



Date:  October 21, 2009




EXHIBIT INDEX

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99.1     Press release dated October 19, 2009

                                                                    EXHIBIT 99.1





[ENTECH SOLAR, INC. LOGO - GRAPHIC OMITED]



                     ENTECH SOLAR ANNOUNCES PRODUCTS UPDATE

          Introducing Design of Next-Generation Product - SolarVolt II


FORT  WORTH,  TX  -  October  19,  2009  -  Entech  Solar (OTC BB: ENSL.OB) (the

"Company",  "Entech") today announced progress on its ThermaVolt  II and tubular skylight  products,  as  well  as its plans for its SolarVolt  II product, which would  generate  electricity  only.


Highlights:


-     ThermaVolt  II:  Entech  is  completing  its  design-verification-testing modules  for  the ThermaVolt II product.  The Company plans to exhibit a unit at

Solar  Power  International  2009  in  Anaheim,  California  later  this  month.


-     Tubular Skylight: Entech has completed the critical design review of its tubular skylight product with product launch planned within a few months.


-     SolarVolt II: Entech has begun developing an electric-only design of its concentrating solar product for solar utility projects.


Entech  is  currently  completing  the  ThermaVolt  II  modules  for  the design-verification-testing  (DVT)  phase  of  product  development.  After  the successful  completion  of  the  product  prototype  in June 2009, completion of modules  for  DVT  will represent the product's next significant milestone.  The goal  of  the design-verification-testing is to build a high level of confidence in  Entech's  ability  to  successfully  pass  product  certification  testing.

Certification  testing  is  set  to  begin  in  early  2010.


Entech  has  also  made  progress  on  its  tubular  skylight.  The Company will complete  the  product's  critical design review this month, which will finalize the  design  to  be  used in testing and certification.  Going forward, Entech's next  step  with  respect to its skylight product is to continue product testing and  certification  in  preparation  for  product  launch  in  a  few  months.


In  addition  to  the  progress  made  on the ThermaVolt II and tubular skylight products,  Entech  has  also  announced  the  design  development  of  its next-generation  SolarVolt  II  product.  Similar  to  the  ThermaVolt  II,  the

SolarVolt II leverages Entech's proprietary concentrating solar technology that has  been successfully  proven  for 25 years.  Unlike the ThermaVolt II product which  produces  both  electricity  and thermal energy, the SolarVolt II product will generate electricity only.  The primary application of SolarVolt II will be large-scale  solar utility projects in areas with high direct normal irradiation

(DNI).  The  Company's next step in the SolarVolt II product development will be completing  the  preliminary  design  and  an  operational  prototype.


"I am pleased to announce these product updates. We continue to make significant progress  across our product lines, and Entech Solar's next-generation SolarVolt

II  design  and  development is an exciting proposition," said Frank Smith, CEO.


ABOUT  ENTECH  SOLAR


Entech  Solar,  Inc. is a leading developer of renewable energy technologies for the  commercial,  industrial  and utility markets.  Entech designs concentrating solar  modules  that  provide both electricity and thermal energy as part of its

ThermaVolt  product  line and electricity only as part of the SolarVolt  product line.  The  Company  also  develops  a  state-of-the-art  tubular  skylight that provides  superior  light  output  and optical efficiency for the commercial and industrial  green  buildings  initiatives.  For  more  information, please visit

www.entechsolar.com.

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ENTECH  SOLAR  MEDIA  &  INVESTOR  RELATIONS  CONTACT:

Jessica  Bloomgarden

917-284-6397

jbloomgarden@entechsolar.com

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